Supplement dated March 26, 2007

supplementing the Prospectus dated May 1, 2006

as supplemented on March 2, 2007

and the Statement of Additional Information dated May 1, 2007 as supplement on June 5, 2006

of

Hansberger Institutional Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Prospectus and the Statement of Additional Information (“SAI”) and should be read in conjunction with such Prospectus and SAI.

Change in Control of Hansberger Group, Inc.

IXIS Asset Management US Group, L.P. has acquired a controlling interest in Hansberger Group, Inc., the parent company of Hansberger Global Investors, Inc. Accordingly, the first paragraph under the heading “The Investment Adviser” on page 18 of the Prospectus is hereby deleted and replaced with the following:

Hansberger Global Investors, Inc. is the Investment Adviser to the Funds. The Adviser is a wholly owned subsidiary of Hansberger Group, Inc., which is a subsidiary of IXIS Asset Management US Group, L.P. The Adviser, with principal offices at 401 East Las Olas Blvd., Suite 1700, Fort Lauderdale, Florida, as well as offices in Burlington, Ontario, Hong Kong and Moscow, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. As of March 31, 2006 the Adviser had approximately $8.4 billion in assets under management. See “INVESTMENT ADVISER” in the SAI.

In addition, the first paragraph under the heading “Investment Adviser” on page 25 of the SAI is hereby deleted and replaced with the following:

Hansberger Global Investors, Inc., a Delaware Corporation, is the investment adviser to each Fund. The Adviser is a wholly owned subsidiary of Hansberger Group, Inc., which is a subsidiary of IXIS Asset Management US Group, L.P. A brief description of the investment advisory agreement (“Advisory Agreement”) is set forth in the Prospectus under “The Investment Adviser.”

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